AlphaCentric Strategic Income Fund

Class A: SiiaX Class C: SiicX Class I: SiiiX

(the “Fund”)

NOVEMBER 8, 2023

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2023, as supplemented October 10, 2023.

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In the Supplement to the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information dated October 10, 2023, the Fund announced a change to its name and the adoption of an investment policy to be effective on or about November 10, 2023. After further consideration, the Fund has determined not to change its name or adopt the investment policy.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2023, as supplemented October 10, 2023, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.